UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2005

                            OREGON STEEL MILLS, INC.
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             (Exact name of registrant as specified in its charter)

      DELAWARE                          1-9887              94-0506370
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(State or other jurisdiction          (Commission         (IRS Employer
 of incorporation)                     File Number)        Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                    97205
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(Address of principal executive offices)                           (Zip code)

                                 (503) 223-9228
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4 (c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Reasons for the Filing

This Form 8-K disclosure relates to 2005 Director and Named Executive Officer Compensation. In August 2004, Form 8-K disclosure requirements were changed to require disclosure within 4 business days of certain specified events. One of these events is entering into material agreements with directors and officers. Historically, the mere setting of annual salaries and other compensation items were not considered Form 8-K disclosure events. In November 2004, the SEC provided guidance as to disclosure under Form 8-K of director and named executive officer compensation. The SEC's current position is that the annual setting of director compensation requires filing.

Given the SEC's current position, Oregon Steel Mills, Inc. (the "Company") is disclosing its 2005 Director and Named Executive Office Compensation in summary fashion. Traditionally, the Company has set salaries and other compensation goals and awards in the first quarter of a fiscal year, such as the goals and awards under the Annual Incentive Plan and long-term incentive stock option plan. Many of the items discussed below are annual goal and award setting under existing plans.

This summary is not intended to be a complete description of all of the compensation terms. For further information, review the Company's Form 10-K for the year ended December 31, 2004 and related proxy statement.

Compensation Study

In 2004, the Nominating/Corporate Governance and Compensation Committee ("Compensation Committee") of the board of directors of the Company engaged an independent compensation consultant to assist it with reviewing and if needed, designing director and executive officer compensation programs that would closely align the interests of the Company's directors and executives with its stockholders. After reviewing the findings of the independent consultant and other considerations, the Compensation Committee recommended, and the Board of Directors approved the following changes to the non-employee directors' and executive officers' compensation.

2005 DIRECTORS COMPENSATION

At the February 3, 2005 and March 1, 2005 board meetings, the Committee recommended and the Board approved the following non-employee director compensation program, effective as of April 28, 2005:

[BULLET] The annual fee paid to non-employee directors was raised to $25,000 from $21,000, payable after the Annual Meeting of Stockholders
[BULLET] Board and committee meeting fees remain unchanged at $1,200 per meeting
[BULLET] The chairman of the Audit Committee and the Compensation Committee will be paid an additional annual fee of $4,000, payable after the Annual Meeting of Stockholders
[BULLET] The lead outside director will be paid an additional annual fee of $6,000, payable after the Annual Meeting of Stockholders
[BULLET] Subject to approval by the stockholders of the Directors' Equity Compensation Plan at the next annual meeting of stockholders, upon initial election or appointment to the Board, a new non-employee director will be granted $30,000 (dollar denominated) in restricted stock, vesting in equal parts over three years instead of a grant of options to purchase 2,000 shares of common stock under the previous director compensation program
[BULLET] Subject to approval by the stockholders of the Directors' Equity Compensation Plan at the next Annual Meeting of Stockholders, non-employee directors will receive an annual grant of $25,000 (dollar-denominated) in restricted stock, vesting in equal parts over three years instead of an annual grant of options to purchase 1,500 shares of common stock under the previous director compensation program

Stockholder approval of the Oregon Steel Mills, Inc. Directors' Equity Compensation Plan will be sought at the Annual Meeting of Stockholders scheduled for April 28, 2005.

2005 LONG TERM INCENTIVE PLAN

At the March 1, 2005 board meeting, the Board adopted, upon the recommendation of its Compensation Committee, the Oregon Steel Mills, Inc. Long Term Incentive Plan ("LTIP"), subject to stockholder approval. The LTIP authorizes the grant of several types of stock-based awards, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards and cash awards.

At the March 1, 2005 board meeting, the Board approved, upon the recommendation of the Compensation Committee, the grant of performance-based equity awards ("Performance Shares") under the LTIP to executive officers of the Company as a component of their total 2005 compensation package. The awards are subject to the approval of the LTIP by the stockholders. Each award is expressed as a target number of Performance Shares of the Company's common stock determined by dividing the target long term incentive value by the 20 trading day average closing share price at the beginning of the performance cycle. The number of Performance Shares, if any, actually earned by the grantee under an award will be based upon the performance of the

Company over a three-year performance period (the "Performance Period"). For the Performance Shares, which are the subject of the grants awarded on March 1, 2005, the Performance Period started January 1, 2005. Depending upon the Company's performance with reference to the performance categories described below, a grantee ultimately may earn from zero to two times the target number of Performance Shares granted.

Grants of a total of 57,600 Performance Shares were awarded on March 1, 2005, subject to the results of the performance criteria for the three-year Performance Period 2005 through 2007. Among the recipients of the awards were the following named executive officers for 2005 and their corresponding target award: James E. Declusin, President and Chief Executive Officer (24,000 Performance Shares); L. Ray Adams, Vice President Finance, Chief Financial Officer and Treasurer (12,000 Performance Shares); Jennifer R. Murray, Vice President Administration and Corporate Secretary, (3,000 Performance Shares) and Robert A. Simon, Vice President and General Manager RMSM, (4,600 Performance Shares). The performance categories used to determine how many Performance Shares ultimately will be earned are (1) the Company's total shareholder return ("TSR"), defined as stock price appreciation including reinvestment of dividends, during the Performance Period relative to the TSR during that same period of the selected industry peer group, and (2) the 3-year average EBITDA per ton shipped. One half of the total target number of Performance Shares awarded may be earned based on the relative TSR performance and the other half may be earned based on the EBITDA per ton shipped performance. For each performance category, performance levels have been set that will earn threshold (.25 times), target (1 times) and superior (2 times) payouts. If the threshold performance level is not achieved in a category as of the end of the award's Performance Period, then none of the Performance Shares tied to that category would be earned. If at least the threshold is achieved in a category, then Performance Shares will be earned in an amount equal to the number of the award's target shares tied to that category, multiplied by a percentage determined by a straight-line interpolation between the level of the Company's performance in that category and the above-stated payout percentages. Earned awards will be paid 60% in cash and 40% in Company stock.

Stockholder approval of the LTIP will be sought at the Annual Meeting of Stockholders scheduled for April 28, 2005.

2005 ANNUAL INCENTIVE PLAN FOR MANAGEMENT PERSONNEL

On March 1, 2005, the Committee recommended and the Board approved the 2005 Annual Incentive Plan ("2005 AIP") and the award opportunities. The terms of the 2005 AIP provide for annual cash incentive award opportunities based upon Company performance measures, with threshhold, target, stretch and extraordinary levels. The amount of incentive will be calculated by multiplying base salary by the product of the approved incentive percentage and the multiplier. The goals for 2005 are a combination of (i) operational goals (weighted 10%) and (ii) net income (weighted 90%). Achievement of the performance measurements, at the threshold level results in a multiplier of .5; target level - 1 times; stretch
1.5 times and extraordinary 2 times. The Committee has full discretion to determine the extent to which goals have been achieved, the payment level and whether any final payment will be made. The approved target incentive awards, expressed as a percentage of base salary, of the named executive officers for 2005 are the same as for 2004 and are as follows: James E. Declusin (70%), L. Ray Adams (50%), Jennifer R. Murray (40%) and Robert A. Simon (40%).

EXECUTIVE OFFICER BASE COMPENSATION

On February 3, 2005, the Committee recommended and the Board of Directors approved salaries for the Company's named executive officers. The base salaries of the named executive officers for 2005 are as follows: James E. Declusin ($560,000), L. Ray Adams ($280,000), Jennifer R. Murray ($181,500) and Robert
Simon ($242,000). The Company intends to provide additional information regarding the compensation awarded to the named executive officers in respect of and during the year ended December 31, 2004, in the proxy statement for the Company's 2005 annual meeting of stockholders, which is expected to be filed with the Securities and Exchange Commission in March 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



Date:     March 7, 2005                By:       /s/ Jeff S. Stewart
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                                                Jeff S. Stewart
                                                Corporate Controller
                                                (Principal Accounting Officer)